UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2014

FRESH PROMISE FOODS, INC.

(Exact name of registrant as specified in its charter)

Nevada	00-24723	88-0393257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Alderman Drive, Suite 210

Alpharetta, GA 30005

(Address of principal executive offices)

(855) 404-3744

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation

On October 16, 2014, Fresh Promise Foods, Inc. (the “Company”) filed a Certificate of Amendment to Articles of Incorporation (the “Amendment”) with the Secretary of State of the State of Nevada to increase the Company’s authorized common stock from nine hundred seventy-five million (975,000,000) to two billion (2,000,000,000) shares of common stock, par value $0.00001 per share.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation, dated October 16, 2014*

*filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESH PROMISE FOODS, INC.

Date: October 22, 2014	By:	/s/ Kevin Quirk
	Name:	Kevin Quirk
	Title:	Chief Executive Officer